SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549



                            FORM 8-K/A



              AMENDMENT TO APPLICATION OR REPORT
     FILED PURSUANT TO SECTION 12, 13 OR 15(d) OF THE SECURITIES
                      EXCHANGE ACT OF 1934


                    NOVATEK INTERNATIONAL, INC.
                   ----------------------------
        (Exact name of registrant as specified in charter)



                        AMENDMENT NO. I

         The registrant hereby amends its response to Item No. 2 of Form 8-K filed on March 19, 1996 to include the financial statements of Medical Products, Inc. and the related pro forma financial information as required by Item No. 7 of Form 8-K as set forth in the pages attached.


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.


   Date: April 2, 1996                Novatek International, Inc.
                                           (Registrant)


                                      By/s/ Frank J. Cooney
                                        -------------------
                                        Frank J. Cooney, President
                                        Principal Executive Officer

                           MEDICAL PRODUCTS, INC.
                      (A development stage company)



















                          FINANCIAL STATEMENTS
        FOR THE PERIOD FROM NOVEMBER 3, 1995 (DATE OF INCORPORATION)
                       THROUGH DECEMBER 31, 1995
                                 AND
                     INDEPENDENT AUDITORS' REPORT

                         MEDICAL PRODUCTS, INC.
                     (A development stage company)













TABLE OF CONTENTS


                                                      Page
                                                      ----
        INDEPENDENT AUDITORS' REPORT                    1

        FINANCIAL STATEMENTS

                Balance Sheet                           2

                Statement of Operations and Deficit     3

                Statement of Stockholders' Deficit      4

                Statement of Cash Flows                 5

        NOTES TO FINANCIAL STATEMENTS                  6-8

INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
Medical Products, Inc.

We have audited the accompanying balance sheet of Medical Products, Inc. (the "Company"), a development stage enterprise, as of December 31, 1995, and the related statements of operations and deficit, stockholders' deficit, and cash flows for the period from November 3, 1995 (date of incorporation) through December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Products, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the period from November 3, 1995 (date of incorporation) through December 31, 1995 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared following generally accepted accounting principles for a development stage enterprise. As described in Note 1 to the financial statements, the Company has not yet begun its planned principal operations.



                                            AHEARN, JASCO + COMPANY, P.A.
                                            Certified Public Accountants

Pompano Beach, Florida
February 13, 1996

                          MEDICAL PRODUCTS, INC.
                      (A Development Stage Company)
                              BALANCE SHEET
                           DECEMBER 31, 1995



                                  ASSETS
CURRENT ASSETS:
   Cash                                                     $     4,584
   Refundable deposit                                           100,000
                                                            -----------
          TOTAL CURRENT ASSETS                                  104,584
                                                            -----------

DISTRIBUTION LICENSES                                        30,000,000

OTHER ASSETS:
   Deposit and prepaid rent                                       3,000
   Organization costs, net of amortization of $31                   900
                                                            -----------
          TOTAL OTHER ASSETS                                      3,900
                                                            -----------
                                                            $30,108,484
                                                            ===========
                    LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable                                             $11,537
   Accrued interest payable                                       4,123
   Current portion of distribution licenses debt              6,000,000
   Notes payable                                                250,000
   Loan payable, stockholder                                     97,760
                                                            -----------
          TOTAL CURRENT LIABILITIES                           6,363,420
                                                            -----------

DISTRIBUTION LICENSES DEBT, less current portion             23,750,000
                                                            -----------
STOCKHOLDERS' DEFICIT:
   Common stock, $1 par value; 7,500 shares
     authorized, 7,500 shares issued and outstanding              7,500
   Deficit accumulated during the development stage             (12,436)
                                                            -----------
          STOCKHOLDERS' DEFICIT, net                             (4,936)
                                                            -----------
                                                            $30,108,484
                                                            ===========

The accompanying notes should be read with these financial statements.
                                     2

                             MEDICAL PRODUCTS, INC.
                        (A Development Stage Company)
                     STATEMENT OF OPERATIONS AND DEFICIT
          FOR THE PERIOD FROM NOVEMBER 3, 1995 (DATE OF INCORPORATION)
                           THROUGH DECEMBER 31, 1995





EXPENSES:
   Amortization                                             $       31
   Bank charges                                                    417
   Interest                                                      4,382
   Legal and accounting fees                                     6,106
   Rent and other office expenses                                1,500
                                                            -----------
          TOTAL EXPENSES, NET LOSS, AND DEFICIT
           ACCUMULATED DURING THE DEVELOPMENT STAGE         $   12,436
                                                            ===========















The accompanying notes should be read with these financial statements.
                                     3

                           MEDICAL PRODUCTS, INC.
                      (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' DEFICIT
          FOR THE PERIOD FROM NOVEMBER 3, 1995 (DATE OF INCORPORATION)
                         THROUGH DECEMBER 31, 1995













                                                          Deficit Accumulated
                                                Common        During the
                                                 Stock     Development Stage    Total
                                                -------   -------------------  --------
Sale of common stock at par
 value on November 3, 1995                      $ 7,500              -         $  7,500

Net loss for the period ended
 December 31, 1995                                   -          (12,436)        (12,436)
                                                -------       ----------       ---------
Stockholders' deficit, end of period            $ 7,500       $ (12,436)       $ (4,936)
                                                =======       ==========       =========











The accompanying notes should be read with these financial statements.

                            MEDICAL PRODUCTS, INC.
                        (A Development Stage Company)
                            STATEMENT OF CASH FLOWS
              FOR THE PERIOD FROM NOVEMBER 3, 1995 (DATE OF INCORPORATION)
                           THROUGH DECEMBER 31, 1995


CASH FLOWS FROM OPERATING ACTIVITIES:
   Deficit accumulated during the development stage                   $(12,436)
   Adjustments to reconcile deficit accumulated during the
     development stage to net cash provided by operating activities:
        Amortization                                                        31
        Increase in accounts payable and accrued liabilities            15,660
                                                                      --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                      3,255
                                                                      --------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Deposit and prepaid rent incurred                                    (3,000)
   Refundable deposit incurred                                        (100,000)
   Organization costs paid                                                (931)
                                                                      --------
          NET CASH USED IN INVESTING ACTIVITIES                       (103,931)
                                                                      --------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Sale of stock                                                         7,500
   Issuance of notes payable                                           250,000
   Payment on distribution license debt                               (250,000)
   Loan from stockholder                                                97,760
                                                                      --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                    105,260
                                                                      --------
          NET INCREASE IN CASH AND BALANCE AT
           DECEMBER 31, 1995                                          $  4,584
                                                                      ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Interest paid in cash during the period                            $    -0-
                                                                      ========
   Income taxes paid in cash during the period                        $    -0-
                                                                      ========
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
   The Company acquired distribution licenses by issuing notes payable of $30,000,000.


The accompanying notes should be read with these financial statements.

                                             5

                                  MEDICAL PRODUCTS, INC.
                              (A development stage company)
                             NOTES  TO FINANCIAL STATEMENTS
               FOR THE PERIOD FROM NOVEMBER 3, 1995 (DATE OF INCORPORATION)
                                THROUGH DECEMBER 31, 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
- ---------------------------------------------------

Nature of Business and Basis of Presentation
- --------------------------------------------
        Medical Products, Inc. (the "Company") was formed to obtain a license to distribute certain medical diagnostic devices throughout South America and the Bahamas. The Company meets the criteria under generally accepted accounting principles of a development stage enterprise as its planned principal operations have not yet commenced. During 1995, the Company's development stage activities included obtaining financing, negotiating agreements, and obtaining the license.
        If the Company is unable to successfully generate revenues from its planned principal operations and/or complete the merger described in Note
9, the Company may be unable to realize its assets and pay its incurred obligations. No estimate can be made of a range of amounts of loss that are reasonably possible should the completion of the development stage not be successful.
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes
- ------------
        The Company accounts for income taxes in accordance with the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax liabilities and assets at currently enacted tax rates for the expected future tax consequences of events that have been included in the financial statements or tax returns. Valuation allowances are established when necessary to reduce deferred tax assets to the amount that is more likely than not to be realized.

Fair Value of Financial Instruments
- -----------------------------------
        Cash, refundable deposit, accounts payable, and accrued liabilities are reflected in the financial statements at cost, which approximates fair value because of the short-term maturity of those instruments. The fair values of the Company's debt obligations are also at approximate fair value.

Cash Equivalents
- ----------------
        For purposes of the statement of cash flows, cash equivalents, if any, include highly liquid investments with an original maturity of three months or less.

NOTE 2 - LOAN PAYABLE, STOCKHOLDER
- ----------------------------------
        The loan from a stockholder is due on demand 90 days after the date of the note (December 5, 1995) and bears interest at 12%. Interest is payable beginning April 1, 1996.

                                  MEDICAL PRODUCTS, INC.
                              (A development stage company)
                             NOTES  TO FINANCIAL STATEMENTS
               FOR THE PERIOD FROM NOVEMBER 3, 1995 (DATE OF INCORPORATION)
                                THROUGH DECEMBER 31, 1995

NOTE 3 - DISTRIBUTION LICENSE
- -----------------------------

        On November 30, 1995, the Company and New England Diagnostics, Inc. ("NED") entered into an agreement granting the Company the exclusive license to market, sell, and distribute certain medical diagnostic devices in South America and the Bahamas. Other provisions include a term of ten years and annual minimum order requirements. The Company's consideration for the agreement was to execute a $30,000,000 note to NED, secured by the South American license and all of the equity interest in the Company. The Company will amortize the license agreements over the remaining term starting with the initial generation of revenue.
        Terms of the $30,000,000 note are as follows: no interest for six months, thereafter at 12%; $6,000,000 is due on demand by NED; NED may require principal payments of up to $3,000,000 per year payable on the first day of each year starting January 1, 1997; the maturity date for unpaid principal and interest is November 30, 2002. During the period ended December 31, 1995, the Company has paid NED $250,000 of principal under the note. Subsequent to December 31, 1995, the Company has paid an additional $400,000 of principal to NED under the note.
        On December 1, 1995, the Company entered into a license agreement with Novatek International, Inc. ("Novatek") under which Novatek will hold the above described distribution rights for the Bahamas. Consideration given to the Company by Novatek was an exclusive license to manufacture, market, and distribute the Novatek patented building system in Brazil and for Novatek to pay a royalty of 10% of the wholesale price of medical devices delivered under the terms of the license. Additional responsibilities include Novatek's obligation to develop a market in the Bahamas, and the Company's obligation to provide the medical devices ordered by Novatek. Because of the reciprocal nature of this transaction, the exchange of licenses is accounted for as a nonmonetary exchange with the estimated value of the licenses being set at the standard published terms for Novatek's licenses. Therefore, the value assigned by the Company for the licenses exchanged is $20,000.


NOTE 4 - NOTES PAYABLE
- ----------------------

        Notes payable consist of the following at December 31, 1995:

Due February 19, 1996 with interest at 12%; to be secured by certain securities placed in escrow; personally guaranteed by a shareholder of the Company; convertible into certain
securities at the option of the holder.                       $ 200,000

Due February 19, 1996 with interest at 12%; to be secured by certain securities placed in escrow; personally guaranteed by a shareholder of the Company; convertible into certain
securities at the option of the holder.                          50,000
                                                              ---------
        Total                                                 $ 250,000
                                                              =========

                                  MEDICAL PRODUCTS, INC.
                              (A development stage company)
                             NOTES  TO FINANCIAL STATEMENTS
               FOR THE PERIOD FROM NOVEMBER 3, 1995 (DATE OF INCORPORATION)
                                THROUGH DECEMBER 31, 1995


NOTE 5 - INCOME TAXES
- ---------------------

        Net deferred tax assets are as follows:

                   Arising from the loss                      $  1,900
 .                  Valuation allowance                          (1,900)
                                                             ---------

                         Net deferred tax assets                 $ -0-

        The Company's benefit for income taxes is less than the expected amount because of the valuation allowance. A tax net operating loss of about $12,400 is available to offset future taxable income.


NOTE 6 - COMMITMENTS
- --------------------

        The Company leases office space and obtains certain office support services for $1,500 per month under a one-year agreement dated November 13, 1995. The landlord is holding security and rent deposits totaling $3,000.


NOTE 7 - RELATED PARTY TRANSACTIONS
- -----------------------------------

        The $100,000 refundable deposit is held by Universal Health Watch, Inc., a related entity through common ownership. The President of the Company currently serves without compensation.


NOTE 8 - PLAN OF MERGER
- -----------------------

        Effective December 29, 1995, Novatek entered into an agreement and plan of merger with the Company and its stockholders pursuant to which the Company, through a wholly-owned subsidiary of Novatek, will be acquired by Novatek for a total consideration of $72,000,000, subject to adjustment, consisting of $3,000,000 cash; 6,000,000 shares of Novatek's common stock, valued at $30,000,000; a $3,000,000 short-term convertible note, executed on January 3, 1996, and convertible into an additional 1,200,000 shares of Novatek's common stock; and a $36,000,000 debenture due January 1, 2001. The closing of this transaction is scheduled for no later than February 29, 1996.

                                     PRO FORMA FINANCIAL INFORMATION

                             NOVATEK INTERNATIONAL, INC. AND SUBSIDIARIES
                            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                             DECEMBER 31, 1995
                                                 (UNAUDITED)


                                                                        Pro Forma
                                                                       Adjustments
                                                              ----------------------------
                                                  Historical      MPI (a)         Other             Pro Forma
                                                ------------- -------------  -------------      -------------
ASSETS
        Cash and cash equivalents              $      58,234  $       4,584  $     229,000 (e)  $     291,818
        Contract receivables, net                    164,705             -              -             164,705
        Costs in excess of billings
           on uncompleted contracts                  285,103             -              -             285,103
        Inventories                                  119,115             -              -             119,115
        Other current assets                         200,430        100,000             -             300,430
                                               -------------  -------------  -------------      -------------
                  Total current assets               827,587        104,584        229,000          1,161,171

      Property and equipment, net                  1,055,920             -              -           1,055,920
      Distribution licenses                               -      30,000,000     25,018,875 (b)     55,018,875
      Other assets                                   291,780          3,900             -             295,680
                                               -------------  -------------  -------------      -------------
                                               $   2,175,287  $  30,108,484  $  25,247,875      $  57,531,646
                                               =============  =============  =============      =============
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
      Current Liabilities
        Accounts payable and other current
           liabilities                         $     164,627  $      15,660  $      40,358 (c)        220,645
        Billings and estimated losses in
           excess of costs on uncompleted
           contracts                                  78,742             -              -              78,742
        Current maturities of long-term debt           7,472      6,250,000     (6,000,000)(d)        257,472
        Loan payable, stockholder                         -          97,760             -              97,760
                                               -------------  -------------  -------------      -------------
                  Total current liabilities          250,841      6,363,420     (5,959,642)           654,619
                                               -------------  -------------  -------------      -------------
      Long-term debt, less current maturities        322,777             -              -             322,777
                                               -------------  -------------  -------------      -------------
      Distribution licenses debt, less current
         portion                                          -      23,750,000    (23,750,000)(d)             -
                                               -------------  -------------  -------------      -------------
      Convertible notes payable                           -              -       2,354,000 (e)      2,354,000
                                               -------------  -------------  -------------      -------------
      Convertible debenture payable                       -              -      36,000,000 (f)     36,000,000
                                               -------------  -------------  -------------      -------------
      Sales contracts to be acquired                      -              -     (36,000,000)(f)    (36,000,000)
                                               -------------  -------------  -------------      -------------
      Shareholders' Equity (Deficit)
        Preferred stock                            1,887,000             -              -           1,887,000
        Common stock                               6,228,185          7,500     52,643,875 (g)     58,879,560
        Additional paid-in capital                     1,076             -              -               1,076
        Accumulated (deficit)                     (6,514,592)       (12,436)       (40,358)(c)     (6,567,386)
                                               -------------  -------------  -------------      -------------
                                                   1,601,669         (4,936)    52,603,517         54,200,250
                                               -------------  -------------  -------------      -------------
                                               $   2,175,287  $  30,108,484  $  25,247,875      $  57,531,646
                                               =============  =============  =============      =============

   (a)  To reflect the acquisition of the assets and liabilities included in the balance sheet of Medical Products, Inc.
        ("MPI")as of December 31, 1995.
   (b)  To allocate purchase price to assets acquired.
   (c)  To reflect accrued interest expense on the outstanding convertible notes payable.
   (d)  To reflect cash paid and the Company's issuance of 3,453,125 shares of its common stock to NED in payment in full of the balance due to NED of a promissory note in the original face amount of $30,000,000 owing from MPI to NED
   (e)  To reflect the Company's, after giving effect to the merger, issuance of convertible notes payaable which are convertible into the Company's common stock at $2.50 per share.
   (f)  To reflect the Company's issuance of a $36,000,000 face amount, 9% convertible debenture convertible into
        7,200,000 shares of the Company's common stock to New England Diagnostics ("NED") as consideration for NED acquiring for the Company certain sales contracts for products for which MPI holds a license to distribute.  This debenture has been placed in escrow pending the performance by NED of its obligation to acquire these certain sales contracts.  Interest on debenture begins at the time the related sales contracts are delivered.
   (g)  To reflect the Company's issuance of common stock.


                                   PRO FORMA FINANCIAL INFORMATION

                             NOVATEK INTERNATIONAL, INC. AND SUBSIDIARIES
                             PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                  FOR THE YEAR ENDED DECEMBER 31, 1995
                                                 (UNAUDITED)


                                                                           Pro Forma
                                                                          Adjustments
                                                                 ----------------------------
                                                     Historical      MPI (a)         Other             Pro Forma
                                                 --------------  -------------  -------------      -------------

             Contract revenues earned            $   2,509,323   $         -    $         -        $   2,509,323

             Contracts costs                         3,038,911             -              -            3,038,911
                                                 --------------  -------------  -------------      -------------

             Gross (loss)                             (529,588)            -              -             (529,588)

             Operating expenses                      1,096,201          8,054             -            1,104,255
                                                 --------------  -------------  -------------      -------------

             Operating loss                         (1,625,789)        (8,054)            -           (1,633,843)
                                                 --------------  -------------  -------------      -------------

             Other income (expense)                    119,280             -              -              119,280
             Interest expense                         (156,681)        (4,382)       (40,358)(b)        (201,421)
                                                 --------------  -------------  -------------      -------------
                                                       (37,401)        (4,382)       (40,358)            (82,141)

             Net (loss)                          $  (1,663,190)  $    (12,436)  $    (40,358)      $  (1,715,984)
                                                 ==============  =============  =============      =============
             (Loss) per common share             $       (0.65)                                    $       (0.44)
                                                 ==============                                    =============
             Weighted common shares outstanding       2,558,257                                         3,902,332
                                                 ==============                                    =============


  (a)   To reflect the loss of MPI for the period from November 3, 1995 (Date of Incorporation) through
December 31, 1995.

  (b)  To reflect interest expense on the outstanding convertible notes payable.

